UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-2260
                                   --------

Value Line Leveraged Growth Investors, Inc.
-------------------------------------------
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y.       10017
---------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 212-907-1500
                                                    ------------

Date of fiscal year end: December 31, 2005
                         -----------------
Date of reporting period: December 31, 2005
                          -----------------

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                               December 31, 2005
--------------------------------------------------------------------------------





                                   Value Line
                                    Leveraged
                                     Growth
                                 Investors, Inc.




                                      [LOGO
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds]

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

The Value Line Leveraged Growth Investors, Inc. had a total return of 10.28% in 2005, compared with the 4.91% return of the S&P 500 index(1).

The equity market had a strong month, in November, which accounted for the majority of the year's returns. This lackluster performance was somewhat surprising considering the strong earnings growth that was posted by corporations during the year in combination with solid economic data for the U.S. Several factors have contributed to this subpar return environment. First, higher oil prices have concerned consumers and investors alike as they have recently broached the $60-a-barrel level again, up roughly 50% from a year ago. Higher energy prices can have a two-fold effect as they weaken consumer's purchasing power as well as reduce the profit margins of certain industries. Second, while it appears the Federal Reserve is approaching an end to its year-and-a-half long tightening cycle, a new Chairman will soon be replacing Alan Greenspan as the head of the Federal Reserve, which creates a sense of uncertainty for both the fixed income and equity markets. Lastly, given the strong operating margin improvement and the resulting strong earnings growth that U.S. corporations have delivered over the last several years, it would appear that going forward these gains will likely be more moderate.

The Value Line Leveraged Growth Investors generally invests in stocks that are ranked in the highest category for price performance over the next six to twelve months by the Value Line Timeliness(TM) Ranking System. The system favors stocks with strong price and earnings momentum relative to those of all other companies in the Value Line Investment Survey of approximately 1,700 stocks. Currently, the Fund has significant weightings in the Industrial and Information Technology
(IT) sectors. The largest holdings are in the IT area, which has not done well over the past few years and many investors are expecting some pent up demand to surface in 2006. Investors should keep in mind, however, that this sector is one of the most volatile in the S&P 500 Index. The Fund is also significantly underweighted in the Financial sector due to the slowing growth of earnings that we expect from this sector due to higher short-term interest rates and the relatively flat yield curve.

Looking forward, we expect 2006 to be similar to the past year with support for the equity market coming from U.S. corporations, which currently have high levels of cash holdings and merger and acquisition activity that looks like it will continue to increase.

As always, we appreciate your continued investment.


                                Sincerely,


                                /s/ Jean Bernhard Buttner
                                Jean Bernhard Buttner
                                Chairman and President

January 23, 2006

--------------------------------------------------------------------------------
(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The business expansion is likely to proceed at a somewhat slower pace of 3.0%-3.5% during the latter stages of 2005 than we had expected earlier, reflecting the major damage done to the Gulf Coast's economic underpinnings by the recent hurricanes in that region. As before, the economic up cycle should be sustained by healthy levels of construction spending and capital goods demand. Moreover, recent trends suggest that the economy will continue to grow at a stable 3.0%-3.5% in 2006.

Helping to sustain this upturn next year are likely to be solid levels of activity in the manufacturing area and the service sector. In fact, the need to rebuild portions of the hurricane-ravaged Gulf area should give the economy a modest boost. Such growth will probably be accompanied by still moderate, but somewhat higher, rates of inflation. The wild card in this equation, and one reason that we are not likely to see a higher level of business growth, is the high price of oil. Should that commodity stabilize in price over the next several months, as we assume, the sustainability of the long economic expansion, as well as the prolonged period of comparative price stability, probably would continue. Any material and sustained increase in oil prices from these recent levels would logically threaten this economic and inflation stability.

A continuing steady rate of gross domestic product growth and the accompanying stable rates of inflation that we expect would have positive ramifications for the financial markets. That's because this combination would logically allow the Federal Reserve to bring its cycle of monetary tightening to a close over the next several months--if not sooner--without undue harm to the lengthy economic and corporate earnings up cycles.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

The following graph compares the performance of Value Line Leveraged Growth Investors, Inc. to that of the S&P 500 Stock Index. Value Line Leveraged Growth Investors, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

            Comparison of a Change in Value of a $10,000 Investment in the Value Line Leveraged Growth Investors, Inc. and the S&P 500 Stock Index*

[THE FOLLOWING WAS DEPICTED BY A LINE CHART IN THE PRINTED MATERIAL]

          01/96        $10,000        $10,000
                       $10,747        $10,537
                       $11,105        $11,010
                       $12,049        $11,350
          12/96        $12,231        $12,296
                       $11,443        $12,624
                       $13,597        $14,828
                       $15,549        $15,940
          12/97        $15,141        $16,398
                       $17,392        $18,685
                       $18,613        $19,302
                       $16,141        $17,382
          12/98        $21,141        $21,083
                       $23,381        $22,134
                       $23,883        $23,694
                       $22,961        $22,214
          12/99        $27,691        $25,520
                       $29,472        $26,105
                       $28,212        $25,411
                       $27,925        $25,165
          12/00        $23,837        $23,196
                       $20,645        $20,446
                       $22,714        $21,643
                       $18,796        $18,466
          12/06        $21,328        $20,439
                       $21,322        $20,496
                       $18,409        $17,750
                       $15,606        $14,683
          12/06        $15,578        $15,922
                       $15,324        $15,420
                       $16,782        $17,794
                       $17,013        $18,265
          12/06        $18,007        $20,489
                       $18,303        $20,836
                       $18,174        $21,194
                       $17,775        $20,798
          12/06        $19,563        $22,717
                       $19,088        $22,229
                       $19,900        $22,534
                       $21,455        $23,346
          12/06        $21,572        $23,833

* The Standard and Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

      The return for the index does not reflect expenses which are deducted from the Fund's returns.

Performance Data:**

                                                           Growth of an
                                     Average Annual     Assumed Investment
                                      Total Return          of $10,000
                                    ----------------   -------------------
1 year ended 12/31/05 ...........         10.28%             $11,028
5 years ended 12/31/05 ..........         -1.98%             $ 9,050
10 years ended 12/31/05 .........          7.99%             $21,572

--------------------------------------------------------------------------------
** The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                                                                         Expenses*
                                                                                        paid during
                                                        Beginning         Ending          period
                                                         account          account         7/1/05
                                                          value            value           thru
                                                         7/1/05          12/31/05        12/31/05
                                                     --------------   --------------   ------------
Actual ...........................................     $ 1,000.00       $ 1,084.00        $ 6.09
Hypothetical (5% return before expenses) .........     $ 1,000.00       $ 1,019.35        $ 5.90

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 2005 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                            Value         Percentage of
Issue                                       Shares     (in thousands)      Net Assets
---------------------------------------   ---------   ----------------   --------------
NVIDIA Corp. ..........................    174,000          6,361              2.12%
Marvell Technology Group Ltd. .........    109,300          6,131              2.04
Amgen, Inc. ...........................     73,600          5,804              1.93
McDermott International, Inc. .........    115,000          5,130              1.71
Accenture Ltd. Class A ................    173,000          4,994              1.66
EOG Resources, Inc. ...................     67,000          4,916              1.64
Hewlett-Packard Co. ...................    167,000          4,781              1.59
Jabil Circuit, Inc. ...................    127,100          4,714              1.57
Southwestern Energy Co. ...............    128,400          4,615              1.54
Trinity Industries, Inc. ..............    104,000          4,583              1.53

--------------------------------------------------------------------------------
Asset Allocation -- Percentage of Net Assets

[THE FOLLOWING WAS DEPICTED BY A PIE CHART IN THE PRINTED MATERIAL]

Common Stock            96.4%
Cash & Others            3.6%



--------------------------------------------------------------------------------
Sector Weightings -- Percentage of Total Investment Securities

[THE FOLLOWING WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL]

Consumer, Non-cyclical                  20.9
Industrial                              19.6
Technology                              17.2
Consumer, Cyclical                      13.8
Communications                          11.1
Energy                                  10.9
Financial                                6.5

--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

Schedule of Investments                                        December 31, 2005
--------------------------------------------------------------------------------

                                                                       Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)

         ADVERTISING (0.9%)
 65,000  Monster Worldwide, Inc.* .................................... $  2,653

         APPAREL (2.4%)
117,000  Guess?, Inc.* ...............................................    4,165
 53,000  Oxford Industries, Inc. .....................................    2,899
                                                                       --------
                                                                          7,064

         BIOTECHNOLOGY (3.4%)
 73,600  Amgen, Inc.* ................................................    5,804
 49,000  Genentech, Inc.* ............................................    4,533
                                                                       --------
                                                                         10,337

         BUILDING MATERIALS (0.7%)
 40,000  Universal Forest Products, Inc...............................    2,210

         CHEMICAL -- SPECIALTY (1.2%)
 81,000  Ceradyne, Inc.* .............................................    3,548

         COAL (0.8%)
 28,500  Arch Coal, Inc. .............................................    2,266

         COMPUTER & PERIPHERALS (3.4%)
 45,000  Apple Computer, Inc.* .......................................    3,235
167,000  Hewlett-Packard Co. .........................................    4,781
111,000  Ingram Micro, Inc. Class A* .................................    2,212
                                                                       --------
                                                                         10,228

         COMPUTER SOFTWARE & SERVICES (6.5%)
173,000  Accenture Ltd. Class A ......................................    4,994
205,000  BMC Software, Inc.* .........................................    4,200
 52,000  Fair Isaac Corp. ............................................    2,297
 62,500  Intergraph Corp.* ...........................................    3,113
 82,000  ManTech International Corp. Class A* ........................    2,285
 66,000  Paychex, Inc. ...............................................    2,516
                                                                       --------
                                                                         19,405

         DIVERSIFIED COMPANIES (1.7%)
115,000  McDermott International, Inc.* ..............................    5,130

         DRUG (3.9%)
 22,500  Allergan, Inc. .............................................. $  2,429
 41,000  Barr Pharmaceuticals, Inc.* .................................    2,554
141,000  Biovail Corp. ...............................................    3,346
 64,000  Gilead Sciences, Inc.* ......................................    3,368
                                                                       --------
                                                                         11,697

         E-COMMERCE (0.8%)
114,000  Internet Security Systems, Inc.* ............................    2,388

         ELECTRICAL EQUIPMENT (3.6%)
 80,000  Belden CDT, Inc. ............................................    1,954
218,000  Corning, Inc.* ..............................................    4,286
 90,000  Lamson & Sessions Co. (The)* ................................    2,252
 58,000  Thomas & Betts Corp.* .......................................    2,434
                                                                       --------
                                                                         10,926

         ELECTRONICS (2.9%)
127,100  Jabil Circuit, Inc.* ........................................    4,714
178,000  Plexus Corp.* ...............................................    4,048
                                                                       --------
                                                                          8,762

         ENVIRONMENTAL (0.7%)
 37,000  Stericycle, Inc.* ...........................................    2,178

         FINANCIAL SERVICES -- DIVERSIFIED (0.7%)
 23,000  Franklin Resources, Inc. ....................................    2,162

         FURNITURE/HOME FURNISHINGS (0.8%)
160,000  Steelcase, Inc. Class A .....................................    2,533

         HEALTH CARE INFORMATION SYSTEMS (1.8%)
 41,000  Cerner Corp.* ...............................................    3,727
194,600  Emdeon Corp.* ...............................................    1,647
                                                                       --------
                                                                          5,374

         HUMAN RESOURCES (0.8%)
164,000  MPS Group, Inc.* ............................................    2,242

         INDUSTRIAL SERVICES (2.9%)
 61,000  C.H. Robinson Worldwide, Inc. ...............................    2,259
 39,000  Expeditors International of Washington, Inc. ................    2,633
296,000  Quanta Services, Inc.* ......................................    3,898
                                                                       --------
                                                                          8,790

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                       Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
         INFORMATION SERVICES (1.4%)
 89,300  Advisory Board Co. (The)* ................................... $  4,257

         INSURANCE -- LIFE (0.7%)
 27,000  Prudential Financial, Inc. ..................................    1,976

         INSURANCE -- PROPERTY & CASUALTY (0.7%)
 47,000  W.R. Berkley Corp. ..........................................    2,238

         INTERNET (2.9%)
 57,000  CheckFree Corp.* ............................................    2,616
183,000  E*Trade Financial Corp.* ....................................    3,817
 58,000  Yahoo!, Inc.* ...............................................    2,273
                                                                       --------
                                                                          8,706

         MACHINERY (2.6%)
 72,000  JLG Industries, Inc. ........................................    3,288
 60,000  MSC Industrial Direct Co., Inc. Class A .....................    2,413
 38,000  Tennant Co. .................................................    1,976
                                                                       --------
                                                                          7,677

         MANUFACTURED HOUSING/RECREATIONAL VEHICLE (0.7%)
161,000  Champion Enterprises, Inc.* .................................    2,193

         MEDICAL SUPPLIES (6.2%)
 19,500  Alcon, Inc. .................................................    2,527
 81,000  ArthroCare Corp.* ...........................................    3,413
 52,000  LCA-Vision, Inc. ............................................    2,471
 39,000  Medtronic, Inc. .............................................    2,245
116,200  Molecular Devices Corp.* ....................................    3,362
 57,000  ResMed, Inc.* ...............................................    2,184
 45,000  Varian Medical Systems, Inc.* ...............................    2,265
                                                                       --------
                                                                         18,467

         METALS FABRICATING (1.5%)
104,000  Trinity Industries, Inc. ....................................    4,583

         NATURAL GAS -- DIVERSIFIED (5.2%)
 67,000  EOG Resources, Inc. .........................................    4,916
 26,000  Questar Corp. ...............................................    1,968
128,400  Southwestern Energy Co.* ....................................    4,615
 40,000  Western Gas Resources, Inc. .................................    1,884
 49,600  XTO Energy, Inc. ............................................    2,179
                                                                       --------
                                                                         15,562

         OILFIELD SERVICES/EQUIPMENT (4.6%)
 93,000  BJ Services Co. ............................................. $  3,410
120,000  Cal Dive International, Inc.* ...............................    4,307
  1,000  Cooper Cameron Corp.* .......................................       42
 40,000  Schlumberger Ltd. ...........................................    3,886
 48,000  Tidewater, Inc. .............................................    2,134
                                                                       --------
                                                                         13,779

         PHARMACY SERVICES (0.9%)
 32,600  Express Scripts, Inc.* ......................................    2,732

         PRECISION INSTRUMENT (1.5%)
 61,000  Agilent Technologies, Inc.* .................................    2,031
150,000  Veeco Instruments, Inc.* ....................................    2,599
                                                                       --------
                                                                          4,630

         RAILROAD (0.7%)
 40,000  CSX Corp. ...................................................    2,031

         RETAIL -- SPECIAL LINES (2.0%)
 49,900  Dress Barn, Inc. (The)* .....................................    1,927
175,000  Gymboree Corp. (The)* .......................................    4,095
                                                                       --------
                                                                          6,022

         RETAIL BUILDING SUPPLY (2.1%)
  8,100  Building Material Holding Corp. .............................      553
 58,000  Fastenal Co. ................................................    2,273
 84,000  Home Depot, Inc. (The) ......................................    3,400
                                                                       --------
                                                                          6,226

         RETAIL STORE (0.9%)
 70,000  Nordstrom, Inc. .............................................    2,618

         SECURITIES BROKERAGE (2.9%)
275,000  Charles Schwab Corp. (The) ..................................    4,034
  6,700  Chicago Mercantile Exchange Holdings, Inc. ..................    2,462
 19,000  Legg Mason, Inc. ............................................    2,274
                                                                       --------
                                                                          8,770

         SEMICONDUCTOR (6.8%)
165,000  Intersil Corp. Class A ......................................    4,105
 79,000  Microchip Technology, Inc. ..................................    2,540
133,000  Motorola, Inc. ..............................................    3,004
174,000  NVIDIA Corp.* ...............................................    6,361
137,000  Texas Instruments, Inc. .....................................    4,394
                                                                       --------
                                                                         20,404

See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2005
--------------------------------------------------------------------------------

                                                                       Value
     Shares                                                       (in thousands)
--------------------------------------------------------------------------------
         TELECOMMUNICATIONS EQUIPMENT (5.4%)
150,000  ADTRAN, Inc. ................................................ $  4,461
115,000  Juniper Networks, Inc.* .....................................    2,564
109,300  Marvell Technology Group Ltd.* ..............................    6,131
 70,000  QUALCOMM, Inc. ..............................................    3,016
                                                                       --------
                                                                         16,172

         TIRE & RUBBER (1.4%)
241,500  Goodyear Tire & Rubber
         Co. (The)* ..................................................    4,197

         TRUCKING/TRANSPORTATION LEASING (0.8%)
 69,000  Forward Air Corp. ...........................................    2,529

         WIRELESS NETWORKING (4.6%)
163,000  Brightpoint, Inc.* ..........................................    4,520
 90,100  Itron, Inc.* ................................................    3,608
300,000  Powerwave Technologies, Inc.* ...............................    3,771
 77,000  ViaSat, Inc.* ...............................................    2,058
                                                                       --------
                                                                         13,957

         TOTAL COMMON STOCKS AND TOTAL INVESTMENT
           SECURITIES (96.4%) (Cost $256,881) ........................ $289,619
                                                                       --------

                                                                      Value
  Principal                                                       (in thousands
  Amount                                                           except per
(in thousands)                                                    share amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.9%)
$5,400   With Morgan Stanley & Co., 3.34%, dated 12/30/05,
         due 1/3/06, delivery value $5,402,004 (collaterized
         by $5,010,000 U.S. Treasury Notes 14.00%, due
         11/15/11, with a value of $5,505,036) ....................... $  5,400

$6,200   With UBS Warburg, LLC, 3.47%, dated 12/30/05,
         due 1/3/06, delivery value $6,202,390 (collaterized
         by $4,438,000 U.S. Treasury Notes 9.25%, due
         2/15/16, with a value of $6,306,392) ........................    6,200
                                                                       --------
         TOTAL REPURCHASE AGREEMENTS
         (Cost $11,600) ..............................................   11,600
                                                                       --------
EXCESS OF LIABILITIES OVER CASH
   AND OTHER ASSETS (-0.3%) ..........................................     (808)
                                                                       --------
NET ASSETS (100%) .................................................... $300,411
                                                                       ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
   PER OUTSTANDING SHARE ($300,411,319 [divided by] 13,510,412 shares outstanding) ............................................... $  22.24
                                                                       ========

*  Non-income producing security

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Statement of Assets and Liabilities
at December 31, 2005
--------------------------------------------------------------------------------

                                                                  (In thousands
                                                                    except per
                                                                   share amount)
                                                                  --------------
Assets:
Investment securities, at value (Cost -- $256,881) ...............     $289,619
Repurchase agreements (Cost -- $11,600) ..........................       11,600
Cash .............................................................          118
Receivable for securities sold ...................................       12,022
Interest and dividends receivable ................................          104
Receivable for capital shares sold ...............................           71
Prepaid expenses .................................................           34
                                                                       --------
     Total Assets ................................................      313,568
                                                                       --------
Liabilities:
Payable for securities purchased .................................       12,183
Payable for capital shares repurchased ...........................          590
Accrued expenses:
   Advisory fee ..................................................          197
   Service and distribution plan fees ............................           66
   Dividends payable .............................................            1
   Directors' fees ...............................................            1
   Other .........................................................          119
                                                                       --------
     Total Liabilities ...........................................       13,157
                                                                       --------
Net Assets .......................................................     $300,411
                                                                       ========
Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000,
   outstanding 13,510,412 shares) ................................     $ 13,510
Additional paid-in capital .......................................      241,940
Accumulated net realized gain on investments .....................       12,223
Net unrealized appreciation of investments and foreign
   exchange transactions .........................................       32,738
                                                                       --------
Net Assets .......................................................     $300,411
                                                                       ========
Net Asset Value, Offering and Redemption Price per
   Outstanding Share ($300,411,319 [divided by] 13,510,412
   shares outstanding) ...........................................     $  22.24
                                                                       ========

Statement of Operations
for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

                                                                  (In thousands)
                                                                  --------------
Investment Income:
Dividends (Net of foreign withholding tax of $15) ...............       $ 1,370
Interest ........................................................           199
                                                                        -------
   Total Income .................................................        1,569
                                                                        -------
Expenses:
Advisory fee ....................................................         2,268
Service and distribution plan fees ..............................           756
Transfer agent fees .............................................           148
Interest expense ................................................            99
Auditing and legal fees .........................................            65
Custodian fees ..................................................            55
Printing ........................................................            44
Postage .........................................................            38
Insurance .......................................................            36
Registration and filing fees ....................................            25
Commitment fee ..................................................            24
Directors' fees and expenses ....................................            24
Telephone .......................................................            15
Other ...........................................................             6
                                                                        -------
   Total Expenses Before Custody Credits ........................         3,603
   Less: Custody Credits ........................................            (2)
                                                                        -------
   Net Expenses .................................................         3,601
                                                                        -------
Net Investment Loss .............................................        (2,032)
                                                                        -------
Net Realized and Unrealized Gain on Investments and
   Foreign Exchange Transactions:
   Net Realized Gain ............................................        32,460
   Change in Net Unrealized Appreciation/(Depreciation) .........        (1,086)
                                                                        -------
Net Realized Gain and Change in Net Unrealized
   Appreciation/(Depreciation) on Investments and
   Foreign Exchange Transactions ................................        31,374
                                                                        -------
Net Increase in Net Assets from Operations ......................       $29,342
                                                                        =======

See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the Year Ended December 31, 2005 and for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                                                          Year Ended        Year Ended
                                                                         December 31,      December 31,
                                                                             2005              2004
                                                                         ------------------------------
                                                                                 (In thousands)
Operations:
 Net investment loss .................................................   $  (2,032)           $  (1,248)
 Net realized gain on investments ....................................      32,460               62,842
 Change in net unrealized appreciation/(depreciation) ................      (1,086)             (35,675)
                                                                         ------------------------------
 Net increase in net assets from operations ..........................      29,342               25,919
                                                                         ------------------------------
Distributions to Shareholders:
 Net realized gain from investment transactions ......................     (64,699)             (52,213)
                                                                         ------------------------------
Capital Share Transactions:
 Proceeds from sale of shares ........................................       6,461               14,718
 Proceeds from reinvestment of distributions to shareholders .........      61,774               48,583
 Cost of shares repurchased ..........................................     (51,067)             (60,569)
                                                                         ------------------------------
 Net increase from capital share transactions ........................      17,168                2,732
                                                                         ------------------------------
Total Decrease in Net Assets .........................................     (18,189)             (23,562)
Net Assets:
 Beginning of year ...................................................     318,600              342,162
                                                                         ------------------------------
 End of year .........................................................   $ 300,411            $ 318,600
                                                                         ==============================
Undistributed net investment income at end of year ...................   $      --            $      12
                                                                         ==============================

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund's policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Foreign Currency Translation. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 2005
--------------------------------------------------------------------------------

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

(F) Representations and Indemnifications. In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.    Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                   Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       2005             2004
                                                 ------------------------------

Shares sold ....................................          253               518
Shares issued to shareholders in
   reinvestment of distributions ...............        2,756             1,905
                                                 ------------------------------
                                                        3,009             2,423
Shares repurchased .............................       (1,976)           (2,184)
                                                 ------------------------------
Net increase ...................................        1,033               239
                                                 ==============================
Distributions per share from net
   realized gains .............................. $     5.9579      $     4.8400
                                                 ==============================

3.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                    Year Ended
                                                                   December 31,
                                                                       2005
                                                                  --------------
                                                                  (in thousands)
PURCHASES:
   Investment Securities ...........................................   $658,435
                                                                       ========
SALES:
   Investment Securities ...........................................   $733,031
                                                                       ========

4.    Income Taxes

At December 31, 2005, information on the tax components of capital is as follows:

                                                                  (in thousands)
                                                                  --------------
Cost of investment for tax purposes ............................      $ 269,130
                                                                      ---------
Gross tax unrealized appreciation ..............................      $  36,349
Gross tax unrealized depreciation ..............................         (4,260)
                                                                      ---------
Net tax unrealized appreciation on investments .................      $  32,089
                                                                      ---------
Undistributed short-term gain ..................................      $  12,286
                                                                      ---------
Undistributed long-term gain ...................................      $     586
                                                                      ---------

The tax composition of distributions to shareholders for the years ended December 31, 2005 and December 31, 2004 were as follows:

                                                        2005               2004
                                                      --------------------------
                                                             (in thousands)

Ordinary income ....................................  $27,836            $    --
Long-term capital gain .............................   36,863             52,213
                                                      --------------------------
                                                      $64,699            $52,213
                                                      ==========================

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased accumulated net investment loss by approximately $2,020,000 and decreased accumulated net realized gain by approximately $2,020,000. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.
Notes to Financial Statements                                  December 31, 2005
--------------------------------------------------------------------------------

Net realized gain (loss) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

5. Investment Advisory Fees, Service and Distribution Fees, and Transactions With Affiliates

An advisory fee of $2,267,849 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2005. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2005, fees amounting to $755,950 were paid or payable to the Distributor under this Plan.

For the year ended December 31, 2005, the Fund's expenses were reduced by $2,430 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 97,255 shares of the Fund's capital stock, representing ..72% of the outstanding shares at December 31, 2005. In addition, officers and directors of the Fund as a group owned 770 shares of the Fund, representing ..01% of the outstanding shares.

6.    Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at SSBT's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding on December 31, 2005. The weighted average amount of borrowings outstanding for the year ended December 31, 2005, amounted to approximately $8,786,000 at a weighted average interest rate of 3.50% for 115 days outstanding. The maximum amount of borrowings outstanding at any time during the year was $24,300,000 on February 17, 2005, which was 7.7% of net assets. For the year ended December 31, 2005, interest expense of approximately $99,000 related to borrowings and commitment fees of approximately $24,000 under the agreement were paid or payable to SSBT.

--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                            Years Ended December 31,
                                                   --------------------------------------------------------------------------
                                                       2005           2004           2003            2002            2001
                                                   --------------------------------------------------------------------------
Net asset value, beginning of year .............     $ 25.53        $ 27.96        $ 27.68        $  38.43        $  45.63
                                                   --------------------------------------------------------------------------
Income (loss) from Investment Operations:
 Net investment loss ...........................        (.15)          (.10)          (.07)           (.17)           (.22)
 Net gain or loss on securities
   (both realized and unrealized) ..............        2.82           2.51           4.34          (10.19)         ( 4.61)
                                                   --------------------------------------------------------------------------
 Total from investment operations ..............        2.67           2.41           4.27          (10.36)         ( 4.83)
                                                   --------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains ..........       (5.96)         (4.84)         (3.99)           (.39)          (2.37)
                                                   --------------------------------------------------------------------------
Net asset value, end of year ...................     $ 22.24        $ 25.53        $ 27.96        $  27.68        $  38.43
                                                   ==========================================================================
Total return ...................................       10.28%          8.64%         15.60%         (26.96)%        (10.53)%
                                                   ==========================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .........     $300,411       $318,600       $342,162       $334,494        $495,694
Ratio of expenses to average net assets
 (including interest expense) (1) ..............        1.19%          1.16%          1.15%           1.25%           1.16%
Ratio of expenses to average net assets
 (excluding interest expense) (1) ..............        1.16%          1.15%          1.15%           1.14%           1.09%
Ratio of net investment loss to average
 net assets ....................................       (0.67)%        (0.39)%        (0.24)%         (0.49)%         (0.54)%
Portfolio turnover rate ........................         218%           200%           110%             28%             50%

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 21, 2006

--------------------------------------------------------------------------------
16

                                     Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Federal Tax Status of Distributions (unaudited)

 For corporate taxpayers 5.04% of the ordinary income distributions paid during the calendar year 2005, qualify for the corporate dividends received deductions.

During the calendar year 2005, 5.29% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2005, the Fund distributed $36,862,461 of long-term capital gain to its shareholders.
--------------------------------------------------------------------------------










The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund's website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

                                                                Principal
                                                                Occupation                         Other
                                                  Length of     During the                         Directorships
Name, Address, and Age       Position             Time Served   Past 5 Years                       Held by Director
--------------------------------------------------------------------------------------------------------------------
Interested Director*
--------------------
Jean Bernhard Buttner        Chairman of the      Since 1983    Chairman, President and Chief      Value Line, Inc.
Age 71                       Board of Directors                 Executive Officer of Value Line,
                             and President                      Inc. (the "Adviser") and Value
                                                                Line Publishing, Inc. Chairman
                                                                and President of each of the 14
                                                                Value Line Funds and Value
                                                                Line Securities, Inc. (the
                                                                "Distributor").
--------------------------------------------------------------------------------------------------------------------
Non-Interested Directors*
----------------------------
John W. Chandler             Director             Since 1991    Consultant, Academic               None
18 Victoria Lane                                                Search Consultation Service,
Lanesboro, MA 01237                                             Inc., 1992-2004; Trustee Emeritus
Age 82                                                          and Chairman (1993-1994) of
                                                                the Board of Trustees of Duke
                                                                University; President Emeritus,
                                                                Williams College.
--------------------------------------------------------------------------------------------------------------------
Frances T. Newton            Director             Since 2000    Customer Support Analyst,          None
4921 Buckingham Drive                                           Duke Power Company.
Charlotte, NC 28209
Age 64
--------------------------------------------------------------------------------------------------------------------
Francis C. Oakley            Director             Since 2000    Professor of History,              Berkshire Life
54 Scott Hill Road                                              Williams College, 1961 to          Insurance
Williamstown, MA 01267                                          present. President Emeritus        Company of
Age 74                                                          since 1994 and President,          America
                                                                1985-1994; Chairman
                                                                (1993-1997) and Interim
                                                                President (2002) of the American
                                                                Council of Learned Societies.
                                                                Trustee since 1997 and Chairman
                                                                of the Board since 2006, National
                                                                Humanities Center.
--------------------------------------------------------------------------------------------------------------------
David H. Porter              Director             Since 1997    Visiting Professor of Classics,    None
5 Birch Run Drive                                               Williams College, since 1999;
Saratoga Springs, NY 12866                                      President Emeritus, Skidmore
Age 70                                                          College since 1999 and President,
                                                                1987-1998.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18

                                     Value Line Leveraged Growth Investors, Inc.
Management of the Fund
--------------------------------------------------------------------------------

                                                                 Principal
                                                                 Occupation                           Other
                                                   Length of     During the                           Directorships
Name, Address, and Age       Position              Time Served   Past 5 Years                         Held by Director
----------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director              Since 1987    Chairman, Institute for Political    A. Schulman Inc.
169 Pompano St.                                                  Economy.                             (plastics)
Panama City Beach, FL 32413
Age 67
----------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director              Since 1996    Senior Financial Advisor,            None
1409 Beaumont Drive                                              Veritable L.P. (investment adviser)
Gladwyne, PA 19035                                               since 2004; Senior Financial
Age 57                                                           Advisor, Hawthorne, 2001-2004.
----------------------------------------------------------------------------------------------------------------------
Officers
----------------------------------------------------------------------------------------------------------------------
Bradley Brooks               Vice President        Since 2001    Portfolio Manager with
Age 43                                                           the Adviser.
----------------------------------------------------------------------------------------------------------------------
David T. Henigson            Vice President,       Since 1994    Director, Vice President and
Age 48                       Secretary and                       Compliance Officer of the
                             Chief Compliance                    Adviser. Director and Vice
                             Officer                             President of the Distributor. Vice
                                                                 President, Secretary and Chief
                                                                 Compliance Officer of each of
                                                                 the 14 Value Line Funds.
----------------------------------------------------------------------------------------------------------------------
Stephen R. Anastasio         Treasurer             Since 2005    Controller of the Adviser until
Age 46                                                           2003; Chief Financial Officer of
                                                                 the Adviser 2003-2005; Treasurer
                                                                 of the Adviser since 2005.
----------------------------------------------------------------------------------------------------------------------
Howard A. Brecher            Assistant Treasurer   Since 2005    Director, Vice President and
Age 51                       Assistant Secretary                 Secretary of the Adviser.
                                                                 Director and Vice President
                                                                 of the Distributor.
----------------------------------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950 -- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
20

INVESTMENT ADVISER  Value Line, Inc.
                    220 East 42nd Street
                    New York, NY 10017-5891

DISTRIBUTOR         Value Line Securities, Inc.
                    220 East 42nd Street
                    New York, NY 10017-5891

CUSTODIAN BANK      State Street Bank and Trust Co.
                    225 Franklin Street
                    Boston, MA 02110

SHAREHOLDER         State Street Bank and Trust Co.
SERVICING AGENT     c/o BFDS
                    P.O. Box 219729
                    Kansas City, MO 64121-9729

INDEPENDENT         PricewaterhouseCoopers LLP
REGISTERED PUBLIC   300 Madison Avenue
ACCOUNTING FIRM     New York, NY 10017

LEGAL COUNSEL       Peter D. Lowenstein, Esq.
                    Two Sound View Drive, Suite 100
                    Greenwich, CT 06830

DIRECTORS           Jean Bernhard Buttner
                    John W. Chandler
                    Frances T. Newton
                    Francis C. Oakley
                    David H. Porter
                    Paul Craig Roberts
                    Nancy-Beth Sheerr

OFFICERS            Jean Bernhard Buttner
                    Chairman and President
                    Bradley Brooks
                    Vice President
                    David T. Henigson
                    Vice President/
                    Secretary
                    Stephen R. Anastasio
                    Treasurer
                    Howard A. Brecher
                    Assistant Secretary/
                    Assistant Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #534699

Item 2. Code of Ethics

      (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

      (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

      (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

      (2) The Registrant's Board has designated John W. Chandler, a member of the Registrant's Audit Committee, as the Registrant's Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an "audit committee financial expert" shall not make such person an "expert" for any purpose, including without limitation under
Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

      (a)   Audit Fees 2005 - $45,452

      (b)   Audit-Related fees - None.

      (c)   Tax Preparation Fees 2005 -$7,700

      (d)   All Other Fees - None

      (e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

      (e)(2) Not applicable.

      (f)   Not applicable.

      (g)   Aggregate Non-Audit Fees 2005 -$7,700

      (h)   Not applicable.


Item 11.  Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

      (b) The registrant's principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

      (a) Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

      (b)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

            (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By       /s/ Jean B. Buttner
         ---------------------------------
         Jean B. Buttner, President


Date:    3/10/06
         ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Jean B. Buttner
         -------------------------------------------------------
         Jean B. Buttner, President, Principal Executive Officer


By:      /s/ Stephen R. Anastasio
         ------------------------------------------------------------
         Stephen R. Anastasio, Treasurer, Principal Financial Officer


Date:    3/10/06
         ------------------